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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

Date of Report:    MAY 12, 1994
                   ------------
Date of earliest
  event reported:  MAY 10, 1994
                   ------------


                                  BW/IP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
   DELAWARE                          0-19162                     33-0270574
- - ---------------                   ------------               -------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)
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200 OCEANGATE BOULEVARD, SUITE 900, LONG BEACH, CA                  90802
- - --------------------------------------------------               ----------
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (310) 435-3700
                                                   --------------


                               BWIP HOLDING, INC.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.          OTHER EVENTS.

                 On May 10, 1994, the stockholders of the Registrant approved amendments to the Registrant's Second Restated Certificate of Incorporation to
(a) change the corporate name of the Registrant from "BWIP Holding, Inc." to "BW/IP, Inc." (the "Name Change") and (b) effect a recapitalization (the "Recapitalization") of the Registrant whereby the Registrant's two-class common stock structure was converted into a one-class common stock structure such that
(i) the Registrant's Class B Common Stock, par value $.01 per share, was eliminated, (ii) the Registrant's Class A Common Stock, par value $.01 per share, was redesignated simply "Common Stock" (the "Common Stock") and (iii) the authorized capital stock of the Registrant was reduced from 90,000,000 shares of all classes of stock to 50,000,000 shares of all classes of stock. The Name Change and Recapitalization became effective on May 11, 1994 upon the filing of the Registrant's Third Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

                 The Common Stock is identical to the Class A Common Stock except that it is no longer exchangeable at the option of the holder thereof for Class B Common Stock (due to the elimination of the Class B Common Stock in connection with the Recapitalization). In all other respects, the Common Stock continues to have the same par value, preferences, rights, powers and qualifications as the Class A Common Stock, including one vote for each share of Common Stock held by a stockholder. The Common Stock continues to be quoted through the NASDAQ National Market System under the Class A Common Stock's symbol "BWIP".


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits:

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
                           3      Form of Third Restated Certificate of
                                  Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware.

                          20 Form of letter, dated May 11, 1994, from the Registrant to its stockholders.

                          99      Form of Press Release, dated May 11, 1994.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BW/IP, INC.
                                          ------------------------------------
                                          (Registrant)


                                          By /s/ John D. Hannesson
                                             ---------------------------------
                                             John D. Hannesson
                                               Vice President, General
                                               Counsel and Secretary


DATE:   May 12, 1994


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                                 EXHIBIT INDEX

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
                                                                      Sequential
Exhibit No.                        Description                         Page No.
- - -----------                        -----------                        ----------
     3       Form of Third Restated Certificate of Incorporation of
             the Registrant, as filed with the Secretary of State
             of the State of Delaware.

    20 Form of letter, dated May 11, 1994, from the Registrant to its stockholders.

    99       Form of Press Release, dated May 11, 1994.

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